Exhibit 10.17

                        ASSUMPTION AND RELEASE AGREEMENT

     This Assumption and Release Agreement ("Agreement") is made effective as of September 28, 2001, by and among WATERTON ROCK, LIMITED, an Arkansas limited partnership ("Transferor"), DAVID R. SCHWARTZ and PETER M. VILIM ("Original Key Principals") LANDINGS ACQUISITION, L.L.C., a Missouri limited liability company ("Transferee"), MAXUS REALTY TRUST, INC., a Missouri corporation (the "New Key Principal") and FANNIE MAE, a corporation organized and existing under the laws of the United States of America, formerly known as Federal National Mortgage Association.

                                    RECITALS:

     A. Fannie Mae is the holder of that certain Multifamily Note (as modified by the Addendum to Multifamily Note, the "Note") dated August 15, 1997, in the original principal amount of $4,000,000.00 made by Transferor to Berkshire Mortgage Finance Limited Partnership, a Massachusetts limited partnership ("Original Lender"), which Note evidences a loan ("Loan") made by Original Lender to Transferor. To secure the repayment of the Note, Transferor also executed and delivered a Multifamily Mortgage, Assignment of Rents and Security Agreement, including a Rider to Multifamily Instrument (the "Security Instrument"), dated as of August 15, 1997, recorded in the Office of the Circuit County Clerk and Recorder of Pulaski County, State of Arkansas on August 18, 1997, as Instrument No. 97-052920 that grants a lien on the property described in Exhibit A to this Agreement (the "Property"). The Transferor is liable for the payment and performance of all of Transferor's obligations under the Note, the Security Instrument and all other documents executed in connection with the Loan, as listed on Exhibit B to this Agreement (collectively, the "Loan
Documents"). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae. The current servicer of the Loan is Original Lender ("Servicer").

     B. The Original Key Principals are liable for the obligations under the Acknowledgment and Agreement of Key Principal to Personal Liability for the Exceptions to Non-Recourse Liability contained in the Note and Security Instrument (the "Acknowledgment").

     C. Fannie Mae has been asked to consent to the transfer of the Property to the Transferee and the assumption by the Transferee of the obligations of the Transferor under the Loan Documents.

     D. Fannie Mae has been asked to consent to the release of the Original Key Principals from their respective obligations under the Acknowledgment and accept the assumption by the New Key Principal of the Original Key Principals' obligations under the Acknowledgment.

     E. Fannie Mae has agreed to consent to the transfer of the Property by Transferor to Transferee subject to the terms and conditions stated below.

     In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fannie Mae, Transferor, Original Key Principals, Transferee and New Key Principal agree as follows:

     1. Assumption of Obligations. The Transferee agrees to assume all of the payment and performance obligations of the Transferor set forth in the Note, the Security Instrument and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement, including without limitation, payment of all sums due under the Note. The Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by the Transferee.

     2.   Transferor's   and  Original  Key  Principals'   Representations   and
Warranties. The Transferor and the Original Key Principals represent and warrant to Fannie Mae as of the date of this Agreement that:

          (a) The Note has an unpaid principal balance of $3,839,130.53, and prior to default bears interest at the rate of seven and 66/100 percent (7.66%) per annum;

          (b) The Note requires that monthly payments of principal and interest in the amount of $28,408.12 be made on or before the first (1st) day of each month, continuing to and including September 1, 2007, when all sums due under the Loan Documents will be immediately due and payable in full;

          (c) Based solely on the title commitment delivered to Lender in connection with this transaction and Transferor's and Original Key Principals' knowledge, the Security Instrument is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated in the Security Instrument;

          (d) There are no defenses, offsets or counterclaims to the Note, the Security Instrument or the other Loan Documents;

          (e) There are no defaults by the Transferor under the provisions of the Note, the Security Instrument or the other Loan Documents;

          (f) All provisions of the Note, the Deed of Trust and other Loan Documents are in full force and effect;

          (g) There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received; and

The Transferor and Original Key Principals understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

     3. Transferee's and the New Key Principals' Representations and Warranties. The Transferee and the New Key Principal represent and warrant to Fannie Mae as of the date of this Agreement that neither Transferee nor any New Key Principal has any knowledge that any of the representations made by Transferor and Original Key Principals in Paragraph 2 above are not true and correct.

     4. Consent to Transfer. Fannie Mae hereby consents to the transfer of the Property and to the assumption by the Transferee of all of the obligations of the Transferor under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the transfer of the Property to the Transferee is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Lender's consent pursuant to the terms of the Security Instrument.

     5.  Assumption by the New Key Principal of Liability for the  Exceptions to
Non-Recourse.   New  Key  Principal  hereby  assumes  all  liability  under  the provisions of the Acknowledgement.

     6. Release of Transferor and Original Key Principals. In reliance on the Transferor's and the Original Key Principals' and the Transferee's representations and warranties in this Agreement, Fannie Mae releases Transferor and the Original Key Principals from all of their respective obligations under the Loan Documents, provided, however, that the

Transferor is not released from any liability pursuant to this Agreement or paragraph D (Environmental Hazards) of the Rider to Multifamily Instrument executed by the Transferor as a part of the Security Instrument for any liability that relates to the period prior to the date hereof, regardless of when such environmental hazard is discovered. If any material element of the representations and warranties made by the Transferor and Original Key Principals contained herein is false as of the date of this Agreement, then the release set forth in this Paragraph 6 will be cancelled as of the date of this Agreement and the Transferor and Original Key Principals will remain obligated under the Loan Documents as though there had been no such release.

     7. Priority/Modification. This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified hereby, the Note, Security Instrument and other Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the Loan Documents, which are incorporated herein by reference. Transferor and the Original Key Principals hereby ratify the agreements made by them to Fannie Mae in connection with the Loan and agree that, except to the extent modified hereby, all of such agreements remain in full force and effect.

     8. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

     9. Costs. The Transferee and the Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and the Servicer in connection with Fannie Mae's consent to and approval of the transfer of the Property and a transfer fee of $38,391.31 in consideration of the consent to that transfer.

     10. Financial Information. The Transferee and New Key Principal represent and warrant to Fannie Mae that all financial information and information regarding the management capability of Transferee and New Key Principal provided to the Servicer or Fannie Mae was true and correct as of the date provided to the Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

     11. Addresses. Transferee's address for notice hereunder and under the Loan Documents is:

         Landings Acquisition, L.L.C.
         104 Armour Road
         North Kansas City, Missouri 64116

Transferor's address for notice hereunder and under the Loan Documents is:

         Waterton Rock, Limited
         225 West Washington Street, Suite 1650
         Chicago, Illinois 60606

     12. Complete Release. Transferee and Transferor and the Original Key Principals and the New Key Principal, jointly and severally as between Transferee and New Key Principal, unconditionally and irrevocably release and forever discharge Original Lender, Fannie Mae, and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee under the Security Instrument (collectively, the "Indemnitees") from all Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Property. Notwithstanding the foregoing, Transferor and Original Key Principals shall not be responsible for any Claims arising from the action or inaction of Transferee and New Key Principal, and Transferee and New Key Principal shall not be responsible for any Claims arising from the action or inaction of Transferor and Original Key Principals. As used in this Agreement, the term "Claims" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which the Transferor, Original Key Principals, or any of their respective partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Transferor and Transferee agree that Fannie Mae and Original Lender have no fiduciary or similar obligations to Transferor or Transferee and that their relationship is strictly that of creditor and debtor. This release is accepted by Fannie Mae and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either. Transferor and Transferee and the Original Key Principals and New Key Principal hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

     13. Miscellaneous.

          (a) This Agreement shall be construed according to and governed by the laws of the jurisdictions in which the Property is located without regard to its conflicts of law principles.

          (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

          (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

          (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

          (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

          (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

          (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                TRANSFEREE:

                                LANDINGS ACQUISITION, L.L.C.,
                                a Missouri limited liability company

                                By: /s/ John W. Alvey (Seal)
                                Name:   John W. Alvey
                                Title:  Manager

                                Date: September 25, 2001

                                NEW KEY PRINCIPAL:

                                By: MAXUS REALTY TRUST, INC.,
                                    a Missouri corporation (Seal)

                                    Name: /s/ Daniel W. Pishny
                                    Title:    President
                                    Address: 104 Armour Road
                                             North Kansas City, MO 64116

                                    Date: September 24, 2001


                                TRANSFEROR:

                                WATERTON ROCK, LIMITED,
                                an Arkansas limited partnership

                                By: Waterton Rock Investors, Limited,
                                    an Arkansas limited partnership,
                                    its General Partner

                                    By: SV, L.L.C. d/b/a Waterton SV, L.L.C.,
                                        an Illinois limited liability company,
                                        its General Partner

                                        By: /s/ Peter M. Vilim (Seal)
                                        Name:   Peter M. Vilim
                                        Title:  Managing Member

                                        Date: September 25, 2001

                                        ORIGINAL KEY PRINCIPALS:

                                        /s/   David R. Schwartz (Seal)

                                        Name: David R. Schwartz

                                        Date:  September 25, 2001


                                        /s/   Peter M. Vilim  (Seal)

                                        Name: Peter M. Vilim

                                        Date: September 25, 2001


                                        FANNIE MAE

                                        By: /s/ Brian Hunt (Seal)

                                        Name:   Brian Hunt

                                        Title:  Assistant Vice President

                                        Date: September 24, 2001

STATE OF MISSOURI, Clay County ss:

On this 24th day of September, 2001, before me, the undersigned officer, personally appeared John W. Alvey, who acknowledged himself to be the Manager of LANDINGS ACQUISITION, L.L.C., a limited liability company, and that he as such Manager of LANDINGS ACQUISITION, L.L.C., being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name and on behalf of LANDINGS ACQUISITION, L.L.C.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Grace E. Bales
                                        Title of Officer: Notary Public
                                        My commission expires: August 24, 2002


                                                [NOTARIAL SEAL]




STATE OF MISSOURI, Clay County ss:


     On this 24th day of September, 2001, before me, the undersigned officer, personally appeared Daniel W. Pishny, who acknowledged himself to be the President of MAXUS REALTY TRUST, INC., a corporation, and that he as such President of MAXUS REALTY TRUST, INC., being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name and on behalf of MAXUS REALTY TRUST, INC.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Grace E. Bales
                                        Title of Officer: Notary Public
                                        My commission expires: August 24, 2002


                                                [NOTARIAL SEAL]

STATE OF ILLINOIS, Cook County ss:

     On this 25th day of September, 2001, before me, the undersigned officer, personally appeared Peter M. Vilim, who acknowledged himself to be the Managing Member of SV, L.L.C. (d/b/a Waterton SV, L.L.C.), the limited liability company named in the foregoing instrument as the General Partner of Waterton Rock Investors, Limited, a limited partnership and the General Partner of WATERTON ROCK, LIMITED, a limited partnership, and that he as such Managing Member of SV, L.L.C., the General Partner of Waterton Rock Investors, Limited, the General Partner of WATERTON ROCK, LIMITED, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such Limited Partnership by himself as Managing Member of SV, L.L.C., the General Partner of Waterton Rock Investors, Limited, the General Partner of WATERTON ROCK, LIMITED, on behalf of WATERTON ROCK, LIMITED.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Betsy Jaeger
                                        Title of Officer: Notary
                                        My commission expires: August 4, 2003


                                                [NOTARIAL SEAL]

STATE OF ILLINOIS, Cook County ss:

     On this 25th day of September 2001, before me, the undersigned officer, personally appeared DAVID R. SCHWARTZ, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Betsy Jaeger
                                        Title of Officer: Notary
                                        My commission expires: August 21, 2003


                                                [NOTARIAL SEAL]

STATE OF ILLINOIS, Cook County ss:

     On this 25th day of September 2001, before me, the undersigned officer, personally appeared PETER M. VILIM, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.



                                        /s/ Betsy Jaeger
                                        Title of Officer:  Notary
                                        My commission expires: August 21, 2003


                                                [NOTARIAL SEAL]



District of Columbia County ss:

     On this 24th day of September 2001, before me, the undersigned officer, personally appeared Brian K. Hunt, who acknowledged himself/herself to be a Assistant Vice President of FANNIE MAE, the corporation named in the foregoing instrument, and that he/she as such Assistant Vice President of FANNIE MAE, being acknowledged to do so, executed the foregoing instrument for the purposes therein contained in the name of himself/herself as Assistant Vice President of FANNIE MAE, on behalf of FANNIE MAE.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.



                                      /s/ Donna D. Prulikowski
                                      Title of Officer: Notary
                                      My commission expires: September 30, 2005


                                                [NOTARIAL SEAL]

                                    EXHIBIT A
                                       to
                        ASSUMPTION AND RELEASE AGREEMENT


                                   (ATTACHED)

                                   EXHIBIT A

THE land located in the County of Pulaski, State of Arkansas, and described as follows:

     Part of Tracts 3, 6, and 7, Hillvale Addition, Little Rock, Pulaski County, Arkansas, more particularly described as follows: Beginning at the Northwest corner of Tract 7, Hillvale Addition; thence South 67 degrees 35 minutes 20 seconds East 35.00 feet; thence South 48 degrees 59 minutes 16 seconds east 80.00 feet; thence South 77 degrees 17 minutes 24 seconds East
     72.00 feet; thence South 30 degrees 18 minutes 29 seconds east 78.00 feet; thence South 68 degrees 07 minutes 04 seconds East 124.00 feet to a point on the East line of the West 1/2 of said Tract 7; thence South 00 degrees 45 minutes 54 seconds West along said East line 374.98 feet to a point on the North line of a 50 foot wide Little Rock Water Works Easement; thence North 87 degrees 25 minutes 51 seconds West along said North line 219.11 feet; thence North 78 degrees 18 minutes 19 seconds West continuing along said North line 290.87 feet; thence North 81 degrees 37 minutes 00 seconds West continuing along said North line 298.70 feet; thence North 33 degrees 50 minutes 55 seconds East 350.00 feet; thence North 8 degrees 54 minutes 57 seconds East 60.00 feet; thence North 53 degrees 57 minutes 51 seconds East 80.00 feet; thence North 42 degrees 42 minutes 56 seconds East 99.00 feet; thence North 67 degrees 48 minutes 07 seconds East 98.00 feet; thence South 66 degrees 15 minutes 55 seconds East 50.00 feet; thence South 46 degrees 21 minutes 58 seconds East 20.00 feet to a point on the East line of Tract 3, Hillvale Addition; thence South 00 degrees 54 minutes 05 seconds West along said East line 15.00 feet to the Point of Beginning.

       LENDER'S COUNSEL MUST PREPARE AN EXHIBIT B, WHICH INCLUDES ALL OF
                          THE EXECUTED LOAN DOCUMENTS.
                          THIS PAGE IS AN EXAMPLE ONLY

                                    EXHIBIT B
                                       to
                        ASSUMPTION AND RELEASE AGREEMENT


[insert list of all loan documents executed in connection with the original
Loan]


     1. Multifamily Note dated August 15, 1997, by Transferor for the benefit of Original Lender, as modified by an Addendum to Note dated August 15, 1997.

     2. Multifamily Mortgage, Assignment of Rents and Security Agreement, including a Rider to Multifamily Instrument, dated as of August 15, 1997, by Transferor for the benefit of Original Lender, recorded with the Office of the Circuit County Clerk and Recorder of Pulaski County, Arkansas as Instrument No. 97-052920, as assigned to Fannie Mae by an Assignment of Multifamily Mortgage dated as of August 15, 1997, and recorded with the Office of the Circuit County Clerk and Recorder of Pulaski County, Arkansas as Instrument No. 97-052921.

     3. UCC-1 Financing Statement naming Transferor as debtor, Original Lender as Secured Party and Fannie Mae as assignee of secured party recorded with the Office of the Circuit County Clerk and Recorder of Pulaski County, Arkansas on August 18, 1997, as Instrument Nos. 97-052922 and 97-052923, and the Arkansas Secretary of State on August 21, 1997, as Instrument No. 1090370.

     4. Replacement Reserve and Security Agreement dated as of August 15, 1997, by and between Transferor and Original Lender.